UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2011
ENZON PHARMACEUTICALS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-12957 (Commission File Number)	22-2372868 (IRS Employer Identification No.)
20 Kingsbridge Road, Piscataway, New Jersey (Address of principal executive offices)		08854 (Zip Code)
(732) 980-4500 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 11, 2011, Harold J. Levy, a member of the Board of Directors (the “Board”) of Enzon Pharmaceuticals, Inc. (“Enzon”) tendered his resignation from the Board. Mr. Levy’s resignation is not the result of any disagreement with Enzon on any matter relating to Enzon’s research and development activities, operations, policies, or practices.

Enzon has not appointed a replacement director to fill the vacancy created by Mr. Levy’s resignation at this time.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZON PHARMACEUTICALS, INC.
(Registrant)

Date: August 17, 2011	By:	/s/ Andrew Rackear
Name: Andrew Rackear
Title: Vice President and General Counsel